UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): JULY 7, 2008 (JULY 1, 2008)

                             WIN GAMING MEDIA, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                   000-51255                98-0374121
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

             103 FOULK ROAD, WILMINGTON, DE                     19803
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         (Address of principal executive offices)             (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective July 1, 2008, the registrant's board of directors voted to appoint Jacob Bar-Shalom as the Chief Financial Officer ("CFO") of the registrant. This appointment was made pursuant to a contract signed between the registrant and C.F.O. - OUT SOURCING SERVICES LTD., an Israeli company that provides financial services and for which Mr. Bar-Shalom works. Therefore, the registrant will not have separate compensation arrangements with Mr. Bar-Shalom.

Jacob Bar-Shalom has joined as our acting CFO effective July 1, 2008. During 2007-2008 Mr. Bar-Shalom served as the CFO of the Israeli branch of Veolia Environment [NYSE:VE], a worldwide provider of environmental services. During 2006-2007 Mr. Bar-Shalom served as the acting CFO of ACRO Inc. [ACRI.OB.] From 2002 through 2005 Mr. Bar-Shalom served as the CFO of Digital Fuel Technologies Inc., a leader provider of software tools for managing outsourcing services for G2000 companies. Mr. Bar-Shalom holds an MBA from the Hebrew University in Jerusalem, and he is a Certified Public Accountant in the US.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                        WIN GAMING MEDIA, INC.
                                                        (registrant)

                                                        By: /s/ Shimon Citron
                                                        ---------------------
Date: July 7, 2008                                      Shimon Citron
                                                        Chief Executive Officer